UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Telanetix, Inc.
(Name of Registrant as Specified In Its Charter)

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Telanetix, Inc.
11201 SE 8th St. Suite #200, Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Telanetix, Inc.:

Notice is hereby given that the annual meeting of the stockholders of Telanetix, Inc. will be held on June 17, 2009 at 10:00 a.m. at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, for the following purposes:

1. To elect the following four individuals to our board of directors:

Steven J. Davis	Douglas N. Johnson
James R. Everline	David A. Rane

2. To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000.

3. To approve an amendment to the Telanetix, Inc. 2005 Equity Incentive Plan that increases the number of authorized shares of our common stock subject to such plan from 8,500,000 to 15,500,000.

4. To transact such other business as may be properly brought before the meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 20, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at our annual meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. Enclosed is a proxy.  Whether or not you expect to be at our annual meeting, please complete, sign and date the enclosed proxy and return it promptly.  If you plan to attend our annual meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

Stockholders attending the annual meeting may vote in person even if they have submitted a proxy. However, if you have submitted a proxy and wish to vote at the annual meeting, you must notify the inspector of elections of your intention to revoke the proxy you previously submitted and instead vote in person at the annual meeting. If your shares are held in the name of a broker, trustee, bank or other nominee, please bring a proxy from the broker, trustee, bank or other nominee with you to confirm you are entitled to vote the shares.

Sincerely,
/s/ Douglas N. Johnson
Bellevue, Washington	Douglas N. Johnson
May 8, 2009	Chief Executive Officer

Important Notice Regarding the Available of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2009: The Proxy Statement and Annual Report to Stockholders are available at www.telanetix.com/proxy.

Telanetix, Inc.
11201 SE 8th St. Suite #200, Bellevue, Washington 98004

PROXY STATEMENT

The board of directors of Telanetix, Inc., a Delaware corporation, referred to as the "Company," "we," "our," or "us" in this proxy statement, is soliciting the enclosed proxy on behalf of the registrant for use at our annual meeting of stockholders to be held on June 17, 2009 at 10:00 a.m., and at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders. The annual meeting will be held at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our telephone number is 206-621-3500.

All stockholders who find it convenient to do so are cordially invited to attend the meeting in person.  In any event, please complete, sign, date and return the proxy in the enclosed envelope. We are first sending out these proxy materials to stockholders on or about May 8, 2009.

QUESTIONS AND ANSWERS
ABOUT THE MEETING AND VOTING

Who is entitled to vote?
Stockholders of record at the close of business on April 20, 2009, which date is referred to as the "record date" in this proxy statement, will be entitled to vote at the meeting.  As of the record date, [_________] shares of our common stock, par value $0.001 per share, were outstanding.  Each share of our common stock is entitled to one vote.

What are the board's recommendations?
The board's recommendations are included with the description of each item in this proxy statement. In summary, the board recommends a vote:
• FOR the election of the nominated slate of directors (Proposal 1);

• FOR the proposal to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 200,000,000 to 300,000,000 (Proposal 2); and

• FOR the proposal to approve an amendment to the Telanetix, Inc. 2005 Equity Incentive Plan that increases the number of authorized shares of our common stock subject to such plan from 8,500,000 to 15,500,000. (Proposal 3).

Will any other items be presented at the meeting?
We do not know of any other matters to be presented at the meeting. If any other matter is properly presented for a vote at the meeting, your shares will be voted by the holders of the proxies using their best judgment.

How do I vote?
You can use one of the following methods:
• Written proxy:  You can vote by written proxy by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.
• In person:  You can vote in person at the meeting. If you own your shares in street name, you will need to obtain a legal proxy from your broker or bank and bring this legal proxy to the meeting. Please note that if you own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person.

What if I do not specify a choice for a matter when I return my proxy card?
If you are voting through a proxy card, you should specify your choice for each matter on the proxy card. If you do not specify a choice, proxies that are signed and returned will be voted "FOR" each of the proposals discussed in this proxy statement. In addition, with respect to the election of directors, if no contrary indication is made on the proxy, such proxy will be voted "FOR" our board of directors' nominees or, in the event any of such nominees is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill such vacancy.

How are votes counted?
Directors are elected by a plurality of votes cast at the meeting. Any amendment to our certificate of incorporation, including the proposed amendment to increase the number of authorized shares, authorize requires the approval of a majority of our outstanding common stock.  All other matters submitted to a vote of stockholders will be determined by a majority of the votes cast at the meeting.

What is the quorum requirement for the annual meeting?	To achieve a quorum at the annual meeting, the holders of a majority of outstanding common stock as of the record date must be present, either in person or by proxy.

How are abstentions and broker non-votes counted?
Abstentions and broker non-votes count for quorum purposes. With respect to the election of directors, abstentions will be counted as withheld votes. For purposes of determining whether any other proposal has received a majority vote, abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote.
For purposes of determining whether a proposal has received a majority vote, broker non-votes will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

How can I revoke my proxy?
Proxies given pursuant to this solicitation may be revoked at any time before the annual meeting. You may change or revoke your proxy by delivering a written notice of revocation to our Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, or by completing and delivering a new proxy card bearing a later date (which automatically revokes the earlier proxy instructions). Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request by notifying the inspector of elections of your intention to revoke your proxy and voting in person at the annual meeting.

Who can attend the meeting?	Stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

Who bears the costs associated with this proxy statement?
We will bear the cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and proxy.  Our officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means.  We may also engage the services of a proxy solicitor to solicit our stockholders to return their proxies and ensure that we have a quorum for the meeting.  We have not engaged any proxy solicitor at this time, but anticipate that the costs of any such solicitation will be less than $10,000.  It is anticipated that banks, brokers, fiduciaries, other custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons' out-of-pocket expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

Our bylaws provide that the number of directors of the company is variable and shall be fixed by our board of directors.  Our board of directors has fixed the number of directors at four and our board of directors currently consists of four members.  Each of our directors is elected for a term of one year to serve until his successor is duly elected and qualified or until his earlier death, resignation or removal.  The four nominees are Steven J. Davis, James R. Everline, Douglas N. Johnson and David A. Rane, each of whom are presently members of our board of directors. Each of these nominees were nominated by our nominating and governance committee. Each person nominated for election has agreed to serve if elected and our board of directors has no reason to believe that any nominee will be unable to serve.

Set forth below is certain information regarding the nominees standing for election.  There are no family relationships among members of our management or the nominees to the board of directors.

Name	Position	Director Since	Age
Steven J. Davis	Director	June 2007	43
James R. Everline	Director	June 2007	67
Douglas N. Johnson	Director and Chief Executive Officer	September 2007	50
David A. Rane	Director	June 2007	55

Mr. Davis was appointed to our board of directors on June 11, 2007.  He has practiced business and corporate law since 2005 in his law firm, Steven James Davis, A Professional Corporation.  From 2002 to 2005, Mr. Davis served as general counsel and corporate secretary of Molecular Imaging Corporation, a publicly traded healthcare company.  From 2000 to 2002, he served as legal counsel for Leap Wireless International, Inc.  Before joining Leap Wireless, Mr. Davis was an attorney in the business and corporate group in the San Diego office of the law firm of Luce, Forward, Hamilton & Scripps LLP.

Mr. Everline was appointed to our board of directors on June 11, 2007.  He has been president of Everline & Co., a mergers and acquisitions/management consulting company, for the past fifteen years.  From 1990 to 1991, Mr. Everline was president, investment banking division, of Henry & Company, a venture capital and investment banking firm.  From 1988 to 1989, he was a partner of Founders Court Investors Inc.  Before that he served as vice president, capital markets group, of Bank of America.  He served as a member of the board of directors of Bandag, Incorporated, from 1982 until its merger in May 2007.  He also served as a member of the audit committee, executive committee, management continuity and compensation committee, and the nominating and corporate governance committee of the board of directors of Bandag.

Mr. Johnson was appointed to our board of directors on September 14, 2007 in connection with our acquisition of AccessLine Holdings, Inc.  He currently serves as the chairman of our board of directors and as our chief executive officer.  Mr. Johnson joined the executive management team of AccessLine Communications in 2000 as the chief operating officer.  In September 2002, Mr. Johnson was appointed as president and chief executive officer.  Before joining AccessLine, he managed the Wireless IP and Wireless Office Services in North America for AT&T Wireless's Advanced Services Organization.  Before that position he served as AT&T Wireless's North American Vice President for Global Markets.  Mr. Johnson is an honor graduate from Washington State University.

Mr. Rane was appointed to our board of directors on June 11, 2007.  Mr. Rane currently serves as the Chief Financial Officer of NextImage Medical, Inc., a medical services company.  From November 2004 to February 2008, he served as a senior vice president and chief financial officer of World Waste Technologies, Inc. (OTCBB:WDWT).  Previously, from May 2004 to November 2004, he served as vice chancellor for financial management for the National University System.  Before that, he served as executive vice president of two development stage companies; SureBeam Corporation from 2001 to 2004 and StoreRunner Network, Inc. from 2000 to 2001.  Mr. Rane served as executive vice president and chief financial officer for Callaway Golf Company from 1994 to 2000.  Prior to that time, Mr. Rane was an executive with PricewaterhouseCoopers for 14 years in their San Diego, Brussels, and national offices.  Mr. Rane is a certified public accountant and has a B.A. in Accounting from Brigham Young University.

Required Vote

Directors are elected by a plurality of votes cast at the meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2
APPROVAL AND ADOPTION OF AN AMENDMENT TO
OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
 AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000

General

In this proposal, we are asking our stockholders to approve an amendment to our certificate of incorporation which, if approved, will increase the number of our authorized shares of common stock from 200,000,000 to 300,000,000.

Our certificate of incorporation currently provide for authorized capital stock consisting of 200,000,000 shares of common stock, par value $0.001 per share.  As of March 31, 2009, we had 31,366,662 shares of common stock issued and outstanding, and securities convertible or exercisable into an aggregate of 169,092,179 shares of common stock. Accordingly, we have an aggregate of 200,458,841 shares of common stock either issued and outstanding or reserved for issuance under outstanding securities convertible or exercisable into shares of our common stock, which represents approximately 100.2% of the total 200,000,000 shares of currently authorized common stock.

If this proposal is approved by our stockholders, we intend to file an amendment to our certificate of incorporation to effect the proposed increase in our authorized shares of capital stock with the Delaware Secretary of State as soon as practicable following such approval. Appendix A to this proxy statement sets forth the text of the form of the certificate of amendment of certificate of incorporation if this proposal is approved, such text is subject to revision for such changes as may be required by the Delaware Secretary of State and other changes consistent with the proposals that we or our counsel may deem necessary or appropriate.

Purpose and Effect of the Increase in our Authorized Common Stock

Outstanding Debentures and Warrants.  Under the terms of the Securities Exchange Agreement dated June 30, 2008, that we entered into with the holders of our outstanding debentures and warrants, we are required to use commercially reasonable efforts to amend our certificate of incorporation to increase the number of authorized but unissued shares of our common stock to such amount that equals at least 130% of (i) the maximum number of shares then issued or potentially issuable in the future upon conversion of the principal amount and interest owed on our outstanding debentures and upon exercise of our outstanding warrants held by the holders of our outstanding debentures, less (ii) the number of shares we previously issued upon conversion of such debentures or exercise of such warrants.  At the current conversion price for our outstanding debentures and exercise price for our warrants, the number of authorized but unissued shares of our common stock that we are required to have based on the foregoing sentence is 169,092,179.  Accordingly, we are seeking shareholder approval to increase our authorized shares of common stock to 300,000,000.

Other Business Purposes.  In addition to the reason discussed above, as explained in more detail below, our board of directors believes that an increase in our authorized capital stock is also advisable because such increase will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using common stock to raise capital and/or as consideration in acquiring other businesses.  We are continuously seeking opportunities to add more expertise and proprietary products and services to further enhance our core capabilities through additional acquisitions of businesses.  Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities.  The current number of available authorized shares of common stock limits our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes.  We do not have any agreement, arrangement or understanding at this time with respect to any specific acquisition for which the authorized shares would be issued.

The increased reserve of shares available for issuance may also be used to facilitate public or private financings.  If required working capital cannot be generated from cash flows from operations, we may seek to raise additional capital through the issuance and sale of shares of our common stock, or securities convertible into our common stock, in private transactions.  We have no plans or agreements in place for any financing at this time.  Consequently, we cannot provide any assurances that any such transaction will be available to us if needed, or that it would be available to us on favorable terms.  We may sell common stock at prices less than the public trading price of the common stock at the time, or we may be required to grant additional contractual rights to purchase the common stock not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.  Any such transaction could result in substantial dilution to existing stockholders.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our employees, consultants and directors, and those of our subsidiaries.  Our board of directors believes that it is critical to incentivize our officers and employees, and those of our subsidiaries, to increase our revenues and profitability, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies.  Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional shares of authorized common stock that could be used to provide such equity incentives.

The flexibility of our board of directors to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation and have an anti-takeover effect.  The authorized but unissued shares of common stock could be used by our board of directors to discourage, delay or make more difficult a change in the control of our company.  For example, such shares could be privately placed with purchasers who might align themselves with our board of directors in opposing a hostile takeover bid.  The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock.  Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our board of directors to deter or prevent changes in control of our company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized capital stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our Company.

The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.  If this proposal is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time.  Our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways, including the following:

•	diluting the voting power of the current holders of common stock;
•
diluting the market price of the common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;

•	diluting the earnings per share, if any, and book value per share of the outstanding shares of common stock; and
•	making the payment of dividends on common stock potentially more expensive.

No Appraisal Rights

Neither Delaware law nor our certificate of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with this proposal.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of our outstanding shares of common stock.  As a result, abstentions and broker non-votes will have the same effect as negative votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3
APPROVAL AND ADOPTION OF AN
AMENDMENT TO THE TELANETIX, INC. 2005 EQUITY INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK SUBJECT
TO SUCH PLAN FROM 8,500,000 TO 15,500,000.

General

The Telanetix, Inc. 2005 Equity Incentive Plan, which we refer to as the "2005 Plan" in this proxy statement, provides for the granting of stock and non-stock based compensation awards, including options, stock awards, stock appreciation rights, and cash awards to employees, officers, directors or consultants. The 2005 Plan was adopted by our board of directors on August 15, 2005 and by our stockholders at our 2006 annual meeting of stockholders.

Our board of directors believes that we must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. Our board of directors believes that the 2005 Plan has been and will continue be an important factor in attracting, retaining and rewarding the high caliber employees essential to our success and in motivating these individuals to strive to enhance our growth and profitability.

When the 2005 Plan was initially adopted by our board of directors and our shareholders, the aggregate maximum number of shares of our common stock that could be issued under the 2005 Plan was 5,000,000 shares. Our board of directors may at any time, and from time to time, may amend the 2005 Plan. However, no amendment shall be effective unless approved by our stockholders to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, or any securities exchange listing requirements. In addition, our board of directors may, in its discretion, submit any amendment to the 2005 Plan to our stockholders for their approval.

In November 2007, our board of directors amended the 2005 Plan to increase the maximum number of shares of our common stock that could be issued under the 2005 Plan to 8,500,000 shares. That amendment was not submitted to our stockholders for approval.  On December 11, 2008, our board of directors further amended the 2005 Plan to increase the maximum number of shares of our common stock that could be issued under the 2005 Plan to 15,500,000 shares.  In this proposal we are asking our stockholders to ratify and approve the amendment to increase the maximum number of shares of our common stock that could be issued under the 2005 Plan from 8,500,000 to 15,500,000 shares.  Shareholder approval of such amendment is not required under the 2005 Plan.  However, shareholder approval will give our board of directors the ability to grant incentive stock options out of the additional 7 million shares subject to the 2005 Plan added by the December 11, 2008 amendment.

In the event our stockholders do not approve the proposed amendment, the 2005 Plan will continue to be administered in its current form including the amendments above which were approved by our directors.  However, without stockholder approval, the number of incentive stock options available for issuance under the 2005 Plan will not be amended or increased from the number previously approved by our stockholders, which is 5,000,000.

As of March 31, 2009, 11,484,793 shares of common stock were subject to currently outstanding awards that we had issued under the 2005 Plan.

Summary of the 2005 Plan as Proposed to be Amended

The 2005 Plan, as amended to reflect the amendment proposed in this proposal, is attached as Appendix B to this proxy statement. The following summary of the 2005 Plan does not contain all of the terms and conditions of the 2005 Plan, and is qualified in its entirety by reference to the 2005 Plan. You should refer to Appendix B for a complete set of terms and conditions of the 2005 Plan.

Purpose. The purpose of the 2005 Plan is to provide the Company a means to retain the services of qualified executives and other persons eligible to receive stock awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates, as well as to provide a means by which eligible recipients of stock awards may be given an opportunity to benefit from increases in value of the common stock through the granting of the awards, including: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

Eligible Participants. Employees, directors and consultants of the Company and any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing (each an "Affiliate", as such terms are defined in Section 424(e) and (f) of the Internal Revenue Code of 1986, as amended, or the "Code") are eligible to receive stock awards under the 2005 Plan.

Number of Shares of Common Stock Available Under the 2005 Plan. The total number of shares of common stock that may be issued pursuant to stock awards under the 2005 Plan shall not exceed in the aggregate 15,500,000 shares.

If any stock award for any reason expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such stock award shall revert to and again become available for issuance under the 2005 Plan. If any common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the 2005 Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the 2005 Plan.

Administration of the 2005 Plan. Our board of directors has the authority to administer the 2005 Plan or may delegate administration of the 2005 Plan to a committee or committees of one or more members of our board of directors. If administration is delegated to a committee, the committee shall have all administrative powers conferred upon our board of directors, including the power to delegate to a subcommittee any of the administrative powers the committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the 2005 Plan, as may be adopted from time to time by our board of directors. Our board of directors may abolish the committee at any time and revest the administration of the 2005 Plan in our board of directors.

In the event our board of directors in its discretion establishes a committee, the committee will consist solely of two or more "outside directors", in accordance with Section 162(m) of the Code, and/or solely of two or more "non-employee directors", in accordance with Rule 16b-3. Within the scope of such authority, our board of directors may (i) delegate to a committee of one or more members of our board of directors who are not outside directors under the Securities Exchange Act of 1934, the authority to grant stock awards to eligible persons who are either (1) not then covered employees and are not expected to be covered employees at the time of recognition of income resulting from such stock award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of our board of directors who are not non-employee directors the authority to grant stock awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Currently, our board of directors has delegated administration of the 2005 Plan to the compensation committee of our board of directors.

Change in Control. The 2005 Plan provides that in the event of a merger with or into another corporation or other entity, then the surviving corporation or acquiring corporation shall assume any stock awards outstanding under the 2005 Plan or shall substitute similar stock awards for those outstanding under the 2005 Plan. If the surviving corporation or acquiring corporation in an change of control refuses to assume such stock awards or to substitute similar stock awards for those outstanding under the 2005 Plan, then with respect to stock awards which are (i) held by participants whose continuous service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one year of the closing of such acquisition, the vesting of such stock award shall be accelerated and made fully exercisable at least 30 days prior to the closing of such acquisition. Any stock award not exercised prior to the closing of an acquisition involving a change in control of the Company shall be terminated.

Amendment to the 2005 Plan and Awards. Our board of directors at any time, and from time to time, may amend the 2005 Plan. However, except as provided in Section 11 of the 2005 Plan relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any securities exchange listing requirements. In addition, our board of directors may, in its discretion, submit any amendment to the 2005 Plan to our stockholders for their approval.

Termination and Suspension of the 2005 Plan. Our board of directors may suspend or terminate the 2005 Plan at any time. Unless sooner terminated, the 2005 Plan shall terminate on the August 14, 2015. No stock awards may be granted under the 2005 Plan while the 2005 Plan is suspended or after it is terminated.

Types of Awards - Stock Options. A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. The compensation committee determines the exercise price of options granted under the 2005 Plan, but with respect to nonstatutory stock options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. Notwithstanding the foregoing, an incentive stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 424(a) of the Code. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant.

The exercise price of each nonstatutory stock option granted under the 2005 Plan shall not be less than 85% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, a nonstatutory stock option may be granted with an exercise price lower than that set forth in the preceding sentence if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provision of Section 424(a) of the Code. Additional terms including term, consideration vesting and early exercise shall be determined by our board of directors at the time of grant.

Types of Awards - Stock Bonus Awards other than Options. The compensation committee also has the authority to grant stock bonus awards pursuant to the terms of stock bonus agreement. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the committee shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2005 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares within two years following the date the option was granted or within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock Options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company's right to repurchase them at the original exercise price upon the optionee's termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Awards.  A participant acquiring restricted stock pursuant to a stock award generally will recognize ordinary income equal to the fair market value of the shares on the "determination date" (as defined above under "Nonstatutory Stock Options"). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

There are no immediate tax consequences of receiving a stock award consisting of stock units.  A participant who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant.  Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.  The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of December 31, 2008, the number of securities issuable pursuant to equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)) (c)
Equity compensation plans approved by security holders	5,000,000		$0.51	0
Equity compensation plans not approved by security holders	6,486,293	(1)	$0.10	4,013,707
	425,909	(2)	$1.86	0
Total	11,912,202		$0.34	4,013,707

(1) When the 2005 Plan was initially adopted by our stockholders, the aggregate maximum number of shares of our common stock that could be issued under the 2005 Plan was 5,000,000. As permitted by the 2005 Plan, our board of directors has amended the 2005 Plan without stockholder approval to increase the aggregate maximum number of shares of our common stock that could be issued under the 2005 Plan to 15,500,000. Our stockholders are being asked to approve such increase at our annual meeting. The information in this row relates to the 10,500,000 shares of common stock that may be issued upon exercise of awards granted under the 2005 Plan that have not yet approved by our stockholders.
(2) The information in this row relates to warrants issued to non-employees in exchange for consideration in the form of goods or services as described in Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, or any successor standard.

Number of Awards Granted to Employees, Officers, Directors and Consultants

The number of awards that an employee, officer, director or consultant may receive under the 2005 Plan is at the discretion of the Administrator and therefore cannot be determined in advance.  The following table sets forth (i) the aggregate number of shares of common stock subject to options granted under the 2005 Plan during the last fiscal year and (ii) the average per share exercise price of such options. None of the options reflected in the table below are incentive stock options.

Name of Individual or Group	Number of Securities Underlying Options Granted	Average Per Share Exercise Price ($)
Steven J. Davis	150,000	$0.07
James R. Everline	150,000	$0.07
Douglas N. Johnson	2,400,000	$0.07
J. Paul Quinn	775,000	$0.07
David A. Rane	150,000	$0.07
All executive officers, as a group	3,175,000	$0.07
All directors who are not executive officers, as a group	450,000	$0.07
All employees who are not directors or executive officers	3,782,500	$0.08

No Appraisal Rights

Neither Delaware law nor our certificate of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with this proposal.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of common stock represented at the stockholder meeting.  As a result, abstentions and broker non-votes will have the same effect as negative votes.  If this proposal is not approved by required stockholder vote, the 2005 Plan will continue to be administered in its current form including the proposed amendments discussed in this proposal.  However, without stockholder approval, the number of incentive stock options available for issuance under the 2005 Plan will not be amended or increased from the number previously approved by our stockholders notwithstanding the approval of the amendment discussed in this proposal by our board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2009, regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of five percent or more of our common stock, (ii) each of our named executive officers, (iii) each of our directors and nominees and (iv) all of our named executive officers and directors and nominees as a group.  Information with respect to beneficial ownership has been furnished by each director, executive officer or five percent or more stockholder, as the case may be.  The address for all executive officers and directors is c/o Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.

Percentage of beneficial ownership is calculated based on 31,366,662 shares of common stock outstanding as of March 31, 2009.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable within 60 days of March 31, 2009. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Enable Capital Management (1)	2,221,158	7.1%
Enable Growth Partners (1)	2,002,783	6.4%
Aequitas Capital Management (2)	1,915,712	6.1%
Thomas A. Szabo (3)	2,422,929	7.7%

Named Executive Officers and Directors:
Steven J. Davis (4)	132,500	**
James R. Everline (5)	268,500	**
Douglas N. Johnson (4)	256,033	**
J. Paul Quinn (4)	57,813	**
David A. Rane (4)	112,500	**

All Named Executive Officers and Directors as a group (5 persons)	827,346	2.6%

*	Each stockholder may be contacted at our corporate offices unless otherwise indicated in the footnotes below. The address of our corporate offices is 11201 SE 8th St. Suite 200, Bellevue, WA 98004
**	Less than one percent.
(1)
Based upon the stockholder's Schedule 13G-A filed with the SEC on February 13, 2009. Enable Capital Management and Enable Growth Partners are affiliates.  Does not include shares of common stock that may be issuable upon conversion of accrued and unpaid interest on debentures or 85,258,267 shares of our common stock acquirable upon the conversion of the principal amount of debentures and exercise of warrants held by the stockholder or its affiliates, all of which are subject to conversion or exercise caps.  Pursuant to the terms of our debentures and related warrants, the number of shares of our common stock that may be acquired by the stockholder upon any conversion or exercise of such security is limited, to the extent necessary, to ensure that following such conversion or exercise, the number of shares of our common stock then beneficially owned by the stockholder and any other persons or entities whose beneficial ownership of common stock would be aggregated with the stockholder for purposes of the Exchange Act does not exceed 9.99% of the total number of shares of our common stock then outstanding.  Accordingly, in light of the beneficial ownership cap, the aforementioned entities are entitled to acquire, in the aggregate, 3,133,530 shares of our common stock. This stockholder's address is One Ferry Building Ste. 225, San Francisco, California.

(2)	Based upon the stockholder's Schedule 13G filed with the SEC on February 25, 2009. This stockholder's address is 5300 Meadows road, Suite 400, Lake Oswego, Oregon, 97035.
(3)	Based upon the stockholder's Form 4 filed with the SEC on June 30, 2008. This stockholder's address is P.O. Box 2035, Rancho Santa Fe, CA 92067.
(4)
Consists solely of shares of our common stock issuable upon exercise of options, except for (i) Mr. Davis whose beneficial ownership also includes 20,000 shares that are issued and outstanding as to which Mr. Davis has shared voting and investment power; and (ii) Mr. Johnson whose beneficial ownership also includes 35,200 shares that are issued and outstanding.

(5)
Consists of 143,750 shares of our common stock issuable upon exercise of options, 94,750 shares that are issued and outstanding and as to which Mr. Everline has sole voting and investment power and 30,000 shares that are issued and outstanding and as to which Mr. Everline has shared voting and investment power and that are owned by his spouse.

CORPORATE GOVERNANCE

Meetings of our Board of Directors and its Committees

Our board of directors held 10 meetings during fiscal year 2008.  No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our board of directors and of the total number of meetings of committees of our board of directors on which he/she served during such person's tenure on our board of directors and respective committees.

Our board of directors has, and appoints members to, a compensation committee, an audit committee and a nominating & governance committee. Each of our committees operate under a written charter, current copies of which are available on our website at www.telanetix.com by clicking on the Investors tab and then on the Corporate Governance tab. The current members of these committees are identified below.

Director	Compensation		Audit		Nominating & Governance
Steven J. Davis	☒		☒		☒	(Chair)
James R. Everline	☒	(Chair)	☒		☒
Douglas N. Johnson
David A. Rane	☒		☒	(Chair)	☒

Compensation Committee.  Our compensation committee consists of Messrs. Davis, Everline and Rane, with Mr. Everline serving as its chairman. Our compensation committee held 5 meetings, including telephonic meetings, during fiscal year 2008.  The functions of this committee include, among other things:

•
Discharge the Board's responsibilities relating to the compensation of the Company's executives, including but not limited to, reviewing overall compensation and fringe benefits policies and practices of the Company with respect to its executive officers and recommendations to the Board all changes in compensation for directors;

•	Produce an annual report on executive compensation for inclusion in the Company's proxy statement

Audit Committee.  Our audit committee consists of Messrs. Davis, Everline and Rane, with Mr. Rane serving as its chairman. Our audit committee held 6 meetings, including telephonic meetings, during fiscal year 2008.  Our board of directors has determined that Mr. Rane qualifies as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. The functions of this committee include, among other things:

•	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;
•	Serve as an independent and objective party to monitor the Company's policies for internal control systems;
•	Retain the independent auditors, review and appraise their independence, qualifications and performance and approve the terms of engagement for audit service and non-audit services; and
•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

Both our independent auditors and internal financial personnel have unrestricted access to our audit committee.

Nominating & Governance Committee.  Our nominating & governance committee consists of Messrs. Messrs. Davis, Everline and Rane, with Mr. Davis serving as its chairman. Our nominating & governance committee did not hold any meetings during fiscal year 2008.  The functions of this committee include, among other things:

•	Assists the Board in fulfilling its oversight responsibilities relating to the Company's corporate governance matters,
•	Development of corporate governance guidelines
•	Periodic evaluation of the Board, its committees and individual directors
•	Identification and selection of director nominees
•	Oversight of the Company's policies and practices relating to ethical and compliance issues

Director Independence

Our board of directors has determined that three of our current directors – Messrs. Davis, Everline and Rane – are independent as defined by the Nasdaq Marketplace Rules.

Director Nomination Process

Director Qualifications

In evaluating director nominees, our nominating & governance committee considers, among others, the following factors:

•	Integrity
•	Independence
•	Diversity
•	Extent of experience
•	Length of service
•	Number of other board and committee memberships
•	Leadership qualities
•	Ability to exercise sound judgment

Communications with our Board of Directors

Our stockholders may send correspondence to our board of directors c/o Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our corporate secretary will review all correspondence addressed to our board of directors, or any individual director, for any inappropriate correspondence and correspondence more suitably directed to management.  Our corporate secretary will forward appropriate stockholder communications to our board of directors prior to its next regularly scheduled meeting following the receipt of the communication.  Our corporate secretary will summarize all correspondence not forwarded to our board of directors and make the correspondence available to our board of directors for its review at our board of director's request.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that applies to, among other persons, our president or chief executive officer as well as the individuals performing the functions of our chief financial officer, corporate secretary and controller. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and
•	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our personnel be afforded full access to our president or chief executive officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our personnel are to be afforded full access to our board of directors if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our president or chief executive officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our president or chief executive officer.  If the incident involves an alleged breach of the Code of Business Conduct and Ethics by our president or chief executive officer, the incident must be reported to any member of our board of directors or use of a confidential and anonymous hotline phone number.  Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available, free of charge, to any stockholder upon written request to our Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend.  We did not have an annual meeting of stockholders in 2008.

Material Proceedings

To our knowledge, none of our directors, nominees for director, officers or affiliates, no owner of record or beneficial owner of more than five percent of our securities, or any associate of any of the foregoing, is a party adverse to us, or has a material interest adverse to us, in any material proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish to us copies of all Section 16(a) reports they file.

Based solely on our review of the reports, except as described below, we believe that all required Section 16(a) reports were timely filed during our last fiscal year.  None of our directors, executive officers or greater than 10% beneficial owners filed any Form 5s.

EXECUTIVE MANAGEMENT

The following table sets forth information as to persons who currently serve as our executive officers.

Name	Age	Position
Douglas N. Johnson	50	Chief Executive Officer
J. Paul Quinn	49	Chief Financial Officer and Chief Operating Officer

For information about Mr. Johnson, see "Proposal No. 1—Election of Directors," above.

J. Paul Quinn was appointed as our chief financial officer effective as of May 5, 2008.  From December 2005 to April 2008, Mr. Quinn was chief financial officer of Vidiator, a software development company that makes software for high-speed wireless networks worldwide. From March 2004 to December 2005, Mr. Quinn was chief financial officer of Dwango Wireless (OTC: DWGN), a mobile media company that made software for 2G wireless carriers in North America. Before Dwango Wireless, Mr. Quinn was with N2H2 (OTC: NTWO) as its chief financial officer in 2000 through its acquisition by Secure Computing in 2003. Prior to joining N2H2, Mr. Quinn held positions as a senior executive in a variety of retail companies.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The compensation committee of our board of directors has the authority to establish compensation for our executive officers.  Management makes recommendations with respect to executive compensation annually.  The compensation committee then reviews those recommendations in light of (i) past compensation, (ii) our operating objectives and financial position; and (iii) compensation paid to similarly situated executives at competing companies. Final approval of changes in executive compensation are made in the discretion of the compensation committee. To date, we have not engaged compensation consultants to assist in determining the amount or form of executive compensation.

The following table provides information regarding the compensation earned during the years ended December 31, 2007 and December 31, 2008 by (i) all individuals serving as our principal executive officer or acting in a similar capacity during our last completed fiscal year, regardless of compensation level; (ii) our two most highly compensated executive officers other than our principal executive officer who were serving as an executive officer at the end of the last completed fiscal year whose total compensation was at least $100,000; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing clause (ii) but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year. We refer to our these executive officers as our "named executive officers" elsewhere in this proxy statement.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (5)	Option Awards ($) (6)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Douglas N. Johnson (1)	2008	215,865	100,367	106,281	155,205	--	--	577,718
Chief Executive Officer	2007	200,000	--	--	10,063	--	--	210,063
J. Paul Quinn (2)	2008	111,058	52,500	--	43,864	--	--	207,422
Chief Financial Officer & Chief Operating Officer
Thomas A. Szabo (3)	2008	180,443	12,500	--	557,322	--	102,083 (7)	852,348
Former Chief Executive Officer	2007	240,000	18,750	--	140,630	--	--	542,380
Richard Ono (4)	2008	105,000	12,500	--	724,241	--	--	841,741
Former Chief Financial Officer & Chief Operating Officer	2007	187,000	18,750	--	130,630	--	--	336,380

(1) Mr. Johnson was appointed as our chief executive officer on May 5, 2008. Prior to such appointment, Mr. Johnson served as president of our wholly-owned subsidiary, AccessLine.
(2) Mr. Quinn was appointed as our chief financial officer on May 5, 2008.
(3) Mr. Szabo resigned as our chief executive officer on May 5, 2008.
(4) Mr. Ono resigned as our chief financial officer and our chief operating officer effective as of May 2, 2008.
(5) This column represents the compensation expense recognized for financial statement reporting purposes in fiscal 2008 and 2007 for stock awards granted in fiscal 2007 and 2008 in accordance with Statement of Financial Accounting Standards No. 123 (Revised 2004) Share - Based Payments, or SFAS 123R. These amounts reflect the Company’s accounting expense for these awards, and do not represent the actual value that may be realized by the named executive officer. For additional information, please see “Accounting for Stock Based Compensation,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 27, 2009.

(6) Refer to “Accounting for Stock Based Compensation,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC March 27, 2009 for the relevant assumptions used to determine the valuation of our option awards.

(7) Represents $81,666 of severance payments and $20,417 that we agreed to apply to Mr. Szabo's exercise of options in exchange for Mr. Szabo agreeing to forego his right to cash severance.

Mr. Johnson.  Pursuant to his employment agreement entered into on April 28, 2008, Mr. Johnson is entitled to receive an annual base salary of $225,000, and he was granted an option to purchase 400,000 shares of our common stock with an exercise price of $1.12 per share, which was the fair market value of our common stock on the date of grant. Subject to Mr. Johnson's continued employment and subject to full acceleration in connection with a change in control, this option vests as to 25% on April 28, 2009, and the balance vests ratably over the 36 month period thereafter. In addition, under the terms of his employment agreement, if we terminate Mr. Johnson's employment without cause, the option we granted to him in connection with his employment agreement will continue to vest in accordance with its terms, and we will pay him severance equal to six months of his then current base salary at the time of termination.

Under Mr. Johnson's employment agreement, Mr. Johnson is entitled to an annual bonus equal to up to 50% of his base salary for the preceding fiscal year. His bonus payment is based upon the achievement of performance targets directly tied to our actual results of business operations measured against our board of directors approved business plan and other performance objectives. Mr. Johnson earned a bonus of $100,367 for 2008. However, Mr. Johnson agreed to defer receipt of such bonus until the Company was in a financial position to make such payment to Mr. Johnson. Whether or not the Company is in a financial position to make such payment is determined by whether the Company's actual cash flow and cash balance as of the end of each of the first three fiscal quarter of 2009 exceeds agreed to target levels.  If the cash flow and cash balance targets are met as of the end of each respective quarter, we will pay Mr. Johnson one-third of his bonus following the end of such quarter.  If the cash flow and cash balance targets are not met as of the end of any quarter, the bonus amount otherwise payable following such quarter will not be paid, but will be paid following the end of our 2009 third quarter if the cash flow and cash balance targets for the 2009 third quarter are met. If the cash flow and cash balance targets for our 2009 third quarter are not, all unpaid bonus payments will be rolled forward and be payable in the subsequent fiscal year if cash flow and cash balance targets are met during such subsequent fiscal year. Mr. Johnson is fully vested in the bonus he earned for 2008. In the event of Mr. Johnson' death, disability or termination of employment, we will pay the bonus amount to which Mr. Johnson is entitled in accordance with the payment plan. In the event of a change of control, we must pay all unpaid bonus payments to Mr. Johnson within 30 days of the effective date of the change of control.

On December 17, 2008, we granted Mr. Johnson an option to purchase 2,000,000 shares of our common stock with an exercise price of $0.07 per share, which was the fair market value of our common stock on the date of grant. This option vests over 3 years. All options granted to Mr. Johnson have a 10 year term and provide for accelerated vesting upon a change in control.

On December 17, 2008 we repriced 300,000 options issued to Mr. Johnson in November 2007 at $2.55 to $0.07 and 400,000 options issued to Mr. Johnson on April 28, 2008 at $1.12 to $0.07.  Both repricings we set at the fair market value price on December 17, 2008.

Mr. Quinn. Pursuant to his employment agreement entered into on April 28, 2008, Mr. Quinn is entitled to receive an annual base salary of $175,000, and he was granted an option to purchase 175,000 shares of our common stock under the 2005 Plan with an exercise price of $1.12 per share, which was the fair market value of our common stock on the date of grant.  Subject to Mr. Quinn's continued employment and subject to full acceleration in connection with a change in control, this option vests as to 25% on April 28, 2009, and the balance vests ratably over the 36 month period thereafter. In addition, under the terms of his employment agreement, if we terminate Mr. Quinn's employment without cause, the option we granted to him in connection with his employment agreement will continue to vest in accordance with its terms, and we will pay him severance equal to six months of his then current base salary at the time of termination.

Under Mr. Quinn's employment agreement, Mr. Quinn is entitled to an annual bonus equal to up to 30% of his base salary for the preceding fiscal year. His bonus payment is based upon the achievement of mutually agreed upon annual performance targets. For 2008, his performance targets were tied to our operation matters, including the following: (i) enterprise wide integration into a common accounting platform; (ii) cost containment procedures across all divisions; (iii) Sarbanes-Oxley process; (iv) timely filing all required filings; (v) effective deployment of billing and expense procedures across all divisions; (vi) integration of human resource policies across all divisions; and (vii) integration of insurance policies across all divisions. Mr. Quinn earned a bonus of $52,500 for 2008. However, Mr. Quinn agreed to defer the receipt of such bonus on the same terms as described for Mr. Johnson, above.

On July 8, 2008, we granted Mr. Quinn an option to purchase 50,000 shares of our common stock with an exercise price of $0.07 per share, which was the fair market value of our common stock on the date of grant. This option vests over four years. On December 17, 2008, we granted Mr. Quinn an option to purchase 550,000 shares of our common stock with an exercise price of $0.07 per share, which was the fair market value of our common stock on the date of grant. This option vests over four years. All options granted to Mr. Quinn have a 10 year term and provide for accelerated vesting upon a change in control.

On December 17, 2008 we repriced 175,000 options issued to Mr. Quinn on April 28, 2008 at $1.12 to $0.07 and 50,000 options issued to Mr. Quinn on July 8, 2008 at $0.50 to $0.07.  Both repricings we set at the fair market value price on December 17, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2008.  None of our named executive officers hold any equity awards other than options.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (3)	Option Exercise Price ($)	Option Expiration Date
Douglas N. Johnson	81,250	218,750	--	$0.07	11/26/17
	--	400,000	--	$0.07	4/28/18
	--	2,000,000	--	$0.07	12/17/18
J. Paul Quinn	--	175,000	--	$0.07	4/28/18
	5,208	44,792	--	$0.07	7/08/18
	--	550,000	--	$0.07	12/17/18
Thomas A. Szabo	230,959	--	--	$2.55	11/26/17
	175,000	--	--	$3.50	2/23/17

Director Compensation

Director compensation for our non-employee directors is established by our full board of directors, including any employee directors.  Director compensation for non-employee directors is established annually in advance with consideration given to (i) compensation paid to directors of similarly situated public companies and (ii) our financial resources.

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities by the non-employee members of our board of directors for the fiscal year ended December 31, 2008. Other than as set forth below and the reimbursement of actual and ordinary out-of-pocket expenditures, we did not compensate any of our directors for their services as directors during the fiscal year ended December 31, 2008. During 2008, we compensated the non-employee members of our board of directors by paying each of them fees for attending the meetings of our board of directors and of the committees of our board of directors. In addition, on December 17, 2008, we also granted each of our non-employee directors an option to purchase 150,000 shares of our common stock at an exercise price of $0.07 per share. For 2009, we will compensate the non-employee members of our board of directors in the amount of $25,000 per annum, payable in quarterly installments, in addition to compensation for attending the meetings of our board of directors and of the committees of our board of directors.

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees			Incentive	Deferred
	Earned or	Stock	Options	Plan	Compensation	All Other
	Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)	($) (1)	($)	($)	($)	($)
Steven J. Davis	24,000	—	36,203	—	—	—	60,203
James R. Everline	24,000	—	36,203	—	—	—	60,203
David A. Rane	24,000	—	36,203	—	—	—	60,203
(1)
Refer to "Accounting for Stock-Based compensation," in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 27, 2009 for the relevant assumptions used to determine the valuation of our option awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review of Related Party Transactions

It is our policy and procedure to have all transactions with a value above $120,000, including loans, between us and our officers, directors and principal stockholders and their affiliates, reviewed and approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and that such transactions be on terms no less favorable to us than those that we could obtain from unaffiliated third parties. We believe that all of the transactions described below were reviewed and approved under the foregoing policies and procedures.

Related Party Transactions

Since January 1, 2007, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party to in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person's immediate family had or will have a direct or indirect material interest, other than the transactions described below.

Issuances of Options

During the year ended December 31, 2008, we granted options to purchase an aggregate of 3,625,000 shares of our common stock to our directors and executive officers, including each of our executive officers named in the Summary Compensation Table, at a weighted average exercise price of $0.07 per share. See "Executive Compensation and Other Information" above.

Other Transactions

We have purchased a policy of directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in some circumstances.

Report of our Audit Committee

The following is the report of our audit committee with respect to our audited financial statements for the fiscal year ending December 31, 2008.

The purpose of our audit committee is to assist our board of directors in its general oversight of our financial reporting, internal controls and audit functions. Our audit committee is comprised solely of independent directors as defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards.

Our audit committee has reviewed and discussed the consolidated financial statements for the year ended December 31, 2008 with our management and Mayer Hoffman McCann PC, our independent registered public accounting firm.  Our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13A-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Our audit committee receives periodic updates on internal controls provided by our management and at each regularly scheduled audit committee meeting. Our audit committee also holds regular private sessions with Mayer Hoffman to discuss their audit plan for the year, and the results of their quarterly reviews and the annual audit. Our audit committee reviewed Mayer Hoffman's Report of Independent Registered Public Accounting Firm included in our Annual Report on Form 10-K for the year ended December 31, 2008 related to our consolidated financial statements. Our audit committee continues to oversee our efforts related to our internal control over financial reporting and management's preparations for the evaluation.

Our audit committee has discussed with Mayer Hoffman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements."  In addition, Mayer Hoffman has provided our audit committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees," and our audit committee has discussed with Mayer Hoffman their firm's independence.

Based on their review of the consolidated financial statements and discussions with and representations from our management and Mayer Hoffman referred to above, our audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

In accordance with audit committee policy and the requirements of law, our audit committee pre-approves all services to be provided by our external auditor Mayer Hoffman.  Pre-approval is required for audit services, audit-related services, tax services and other services.  In most cases, our full audit committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget.  In other cases, a designated member of our audit committee may have delegated authority from our audit committee to pre-approve additional services, and such pre-approval is later reported to the full audit committee.  See "Principal Accounting Fees and Services," below, for more information regarding fees paid to Mayer Hoffman for services in fiscal years 2008 and 2007.

This report is provided by the members of the audit committee of the board of directors set forth below.

David A. Rane
Steven J. Davis
James R. Everline

Principal Accounting Services and Fees

We engaged Mayer Hoffman McCann PC to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2009. Mayer Hoffman served as our independent registered public accounting firm for each of our 2008 and 2007 fiscal years. Representatives from Mayer Hoffman have been invited to attend the meeting. If they attend, they will be provided the opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions.

The following table presents the fees paid for professional services rendered by Mayer Hoffman, for the audits of our annual financial statements and audit-related matters for the years ended December 31, 2008 and December 31, 2007, respectively:

	FY2008 ($)	FY2007 ($)
Audit fees (1)	414,858	470,803
Audit-related fees (2)	9,500	--
Tax fees (3)	81,781	--
All other fees (4)	71,739	2,500
	577,878	473,303

(1)
Audit fees include fees and expenses for professional services rendered for the audits of the Company's annual financial statements for the year indicated and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q or 10-QSB for that year.

(2)
Audit-related fees consist of fees billed for assurance and related services that are related to the performance of the audit or review of the Company's financial statements and are not reported as audit fees.

(3)	Tax fees consist of preparation of federal and state tax returns, review of quarterly estimated payments, and consultation concerning tax compliance issues.
(4)
All other fees include any fees for services not covered above. Fees noted for 2008  primarily represent fees associated with compliance with the requirements imposed on us by the Sarbanes Oxley Act of 2002.

The audit committee of our board of directors has determined that the rendering of all non-audit services by Mayer Hoffman is compatible with maintaining the auditor's independence. All non-audit related services in the above table were pre-approved and/or ratified by the audit committee of our board of directors. The audit committee of our board of directors approves non-audit services by Mayer Hoffman on an ad hoc basis, and has vested authority with Mr. Rane, the chairman of our audit committee, to approve non-audit services as needed.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in calendar 2010, must be received by us no later than January 8, 2010, in order to be included in our proxy statement and form of proxy relating to that meeting.  These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2008 will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date to any person who was a beneficial owner of our common stock on the record date.  Requests should be directed to the Corporate Secretary at Telanetix, Inc., 11201 SE 8th St. Suite #200, Bellevue, Washington 98004.  Our Annual Report on Form 10-K is also available on our website at www.telanetix.com under the "Investors" tab.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders participate in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request. To make such a request, please contact us at Telanetix, Inc., Corporate Secretary; 11201 SE 8th St. Suite #200, Bellevue, Washington 98004 or contact Telanetix, Inc. at 206-621-3500. Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

OTHER BUSINESS

Our board of directors does not know of any matter to be presented at our annual meeting which is not listed on the Notice of Annual Meeting and discussed above.  If other matters should properly come before the meeting, however, the persons named in the accompanying proxy will vote all proxies in accordance with their best judgment.

By Order of the Board of Directors

Dated: May 8, 2009	/s/ Douglas N. Johnson
Douglas N. Johnson
Chairman and Chief Executive Officer

APPENDIX A

Proposed Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
TELANETIX, INC.

Telanetix, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation") does hereby certify that:

1.           The certificate of incorporation of the Corporation is hereby amended by deleting paragraph (a) of the Article Fourth thereof in its entirety and inserting the follow in lieu thereof:

"(a)           The Corporation is authorized to issue a total of Three Hundred Ten Million (310,000,000) shares of stock.  Three Hundred Million (300,000,000) shares shall be designated "Common Stock" with a par value of $0.0001 per share and Ten Million (10,000,000) shares shall be designated "Preferred Stock" with a par value of $0.0001 per share."

2.           The foregoing amendment to the certificate of incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Sections 242 of the Delaware General Corporation Law, by approval of the board of directors of the Corporation and by the affirmative vote of the holders of at least a majority of the outstanding stock of the Corporation entitled to vote.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by Douglas N. Johnson, its duly appointed chief executive officer, this _____ day of June, 2009.

TELANETIX, INC.

____________________________________________
Douglas N. Johnson, Chief Executive Officer

APPENDIX B

Telanetix, Inc. 2005 Equity Incentive Plan, as amended

TELANETIX, INC.

2005 EQUITY INCENTIVE PLAN

ARTICLE I. PURPOSES.

 ELIGIBLE STOCK AWARD RECIPIENTS. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

 AVAILABLE STOCK AWARDS. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Non-statutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

 GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

ARTICLE II. DEFINITIONS.

 "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

 "BOARD" means the Board of Directors of the Company.

 "CODE" means the Internal Revenue Code of 1986, as amended.

 "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

 "COMMON STOCK" means the common stock of the Company.

 "COMPANY" means Telanetix, Inc., a Delaware corporation.

 "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

 "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

 "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

 "DIRECTOR" means a member of the Board of Directors of the Company.

 "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

 "EMPLOYEE" means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

 "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

 If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

 In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

 Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

 "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

 "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an inter-dealer quotation system if such securities exchange or inter-dealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

 "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or

 is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

 "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

 "OFFICER" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

 "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

 "OPTION AGREEMENT" means a written agreement between the Company and an Option holder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

 "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

 "OUTSIDE DIRECTOR" means a Director of the Company who either is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

 "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

 "PLAN" means this Telanetix, Inc. 2005 Equity Incentive Plan.

 "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

 "SECURITIES ACT" means the Securities Act of 1933, as amended.

 "STOCK AWARD" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

 "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

 "TEN PERCENT SHAREHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

ARTICLE III. ADMINISTRATION.

 ADMINISTRATION BY BOARD. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

 POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

 To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

 To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

 To amend the Plan or a Stock Award as provided in Section 12.

 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

 DELEGATION TO COMMITTEE.

 GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

 COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

ARTICLE IV. SHARES SUBJECT TO THE PLAN.

 SHARE RESERVE. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate 15,500,000 shares of Common Stock. Notwithstanding the foregoing, the stock that may be issued pursuant to Incentive Stock Options shall not exceed in the aggregate 12,000,000 shares of Common Stock.

 REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of Restricted Stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

 SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ARTICLE V. ELIGIBILITY.

 ELIGIBILITY FOR SPECIFIC STOCK AWARDS. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

 TEN PERCENT SHAREHOLDERS. No Ten Percent Shareholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

Prior to the Listing Date, no Ten Percent Shareholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

 SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than 100,000 shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of shareholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or

 such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

ARTICLE VI. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

 TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

 EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

 EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION.  Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.  The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

 CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by (1) delivery to the Company of other Common Stock, (2) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

 TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

 TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION.  A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement.  If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

 VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

 MINIMUM VESTING PRIOR TO THE LISTING DATE. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

 TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

 EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

 DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

 DEATH OF OPTIONHOLDER.  In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

 EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

 RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.

 RIGHT OF FIRST REFUSAL. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

 RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code.  There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

ARTICLE VII. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

 STOCK BONUS AWARDS. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

 CONSIDERATION. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

 VESTING.  Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

 TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE.  Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

 TRANSFERABILITY. For a stock bonus award made before the Listing Date, rights to acquire shares under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  For a stock bonus award made on or after the Listing Date, rights to acquire shares under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

 RESTRICTED STOCK AWARDS.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

 PURCHASE PRICE. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.  For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

 CONSIDERATION. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

 VESTING. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

 TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

 TRANSFERABILITY. For a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

ARTICLE VIII. COVENANTS OF THE COMPANY.

 AVAILABILITY OF SHARES.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

 SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

ARTICLE IX. USE OF PROCEEDS FROM STOCK.  Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

ARTICLE X. MISCELLANEOUS.

 ACCELERATION OF EXERCISABILITY AND VESTING.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

 SHAREHOLDER RIGHTS.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

 NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

 INCENTIVE STOCK OPTION $100,000 LIMITATION.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

 INVESTMENT ASSURANCES. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

 WITHHOLDING OBLIGATIONS. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

 INFORMATION OBLIGATION. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

 REPURCHASE LIMITATION. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

 FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.

 ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

ARTICLE XI. ADJUSTMENTS UPON CHANGES IN STOCK.

 CAPITALIZATION ADJUSTMENTS.  If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Stock Awards. The Board, the determination of which shall be final, binding and conclusive, shall make such adjustments.  (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

 DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company other than in an Acquisition (as defined below), then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event, unless such outstanding Stock Awards are assumed by a subsequent purchaser.

 CHANGE IN CONTROL.

 For the purposes of this Section 11, "Acquisition" shall mean (1) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the shareholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (2) a sale of all or substantially all of the assets of the Company.

 In the event the Company undergoes an Acquisition then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan.

 In the event any surviving corporation or acquiring corporation in an Acquisition refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to (1) Stock Awards which (i) are held by Participants whose Continuous Service has not terminated prior to such event, and (ii) would otherwise vest and become exercisable within one (1) year of the closing of the Acquisition, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated and made fully exercisable at least thirty (30) days prior to the closing of the Acquisition (and the Stock Awards terminated if not exercised prior to the closing of such  Acquisition), and (2) any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to the closing of the Acquisition..

 In the event the Company undergoes an Acquisition and the surviving corporation or acquiring corporation does assume such Stock Awards (or substitutes similar stock awards for those outstanding under the Plan), then, with respect to each Stock Award held by persons then performing services as Employees or Directors, the vesting of each such Stock Award (and, if applicable, the time during which such Stock Award may be exercised) shall be accelerated and such Stock Award shall become fully vested and exercisable, if any of the following events occurs within one (1) month before or eighteen (18) months after the effective date of the Acquisition: (1) the service to the Company or an Affiliate of the Employee or Director holding such Stock Award is terminated without Cause (as defined below); (2) the Employee holding such Stock Award terminates his or her service to the Company or an Affiliate due to the fact that the principal place of the performance of the responsibilities and duties of the Employee is changed to a location more than fifty (50) miles from such Employee's existing work location without the Employee's express consent (not applicable to Directors); or (3) the Employee holding such Stock Award terminates his or her service to the Company or Affiliate due to the fact that there is a material reduction in such Employee's responsibilities and duties without the Employee's express consent (not applicable to Directors).

 For the purposes of this Section 11(c), "Cause" means an individual's misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty, (2) participation in a fraud or act of dishonesty against the Company, (3) conduct that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates your gross unfitness to serve, or (4) intentional, material violation of any contract with the Company or any statutory duty to the Company that is not corrected within thirty (30) days after written notice thereof. Physical or mental disability shall not constitute "Cause."

 The acceleration of vesting provided for under this Section 11(c) may be limited in certain circumstances as follows:  If any such acceleration (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for such acceleration, be subject to the excise tax imposed by Section 4999 of the Code, then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to such excise tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), such Employee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to such excise tax, the Benefit shall be reduced (or further reduced) to the extent determined by such Employee in his or her discretion so that the excise tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that such Employee is liable for the excise tax as a result of the Benefit, then such Employee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by such Employee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the excise tax.

ARTICLE XII. AMENDMENT OF THE PLAN AND STOCK AWARDS.

 AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

 SHAREHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

 CONTEMPLATED AMENDMENTS.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

 NO IMPAIRMENT OF RIGHTS. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

 AMENDMENT OF STOCK AWARDS. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

ARTICLE XIII. TERMINATION OR SUSPENSION OF THE PLAN.

 PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

 NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

ARTICLE XIV. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

PROXY CARD

TELANETIX, INC.
PROXY FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Available of Proxy Materials for the Stockholder Meeting to be Held on June 17, 2009: The Proxy Statement and Annual Report to Stockholders are available at www.telanetix.com/proxy.

The undersigned hereby appoints J. Paul Quinn, with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the "Annual Meeting") of TELANETIX, INC. (the "Company"), to be held on June 17, 2009 at 10:00 a.m. at our corporate headquarters located at 11201 SE 8th St. Suite #200, Bellevue, Washington 98004, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated May 8, 2009 (the "Notice"), a copy of which has been received by the undersigned, as follows:

1.	THE ELECTION OF DIRECTORS OF THE COMPANY, TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS SHALL BE DULY ELECTED AND QUALIFIED: (Check one)

☐            FOR all nominees listed below (except as indicated).
☐            WITHHOLD AUTHORITY to vote for all nominees listed below.

If you wish to withhold your vote for any individual nominee, strike a line through that nominee's name set forth below:

Steven J. Davis                                              Douglas N. Johnson
James R. Everline                                           David A. Rane

2.	TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 200,000,000 TO 300,000,000 (Check one)

☐            FOR the proposal.
☐            AGAINST the proposal.
☐            ABSTAIN AUTHORITY to vote for the proposal.

3.
TO APPROVE AND ADOPT AN AMENDMENT TO THE TELANETIX, INC. 2005 EQUITY INCENTIVE PLAN THAT INCREASES THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK SUBJECT TO SUCH PLAN FROM 8,500,000 TO 15,500,000. (Check one)

☐            FOR the proposal.
☐            AGAINST the proposal.
☐            ABSTAIN AUTHORITY to vote for the proposal.

4. IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE.  IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, FOR ALL OTHER PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDERS, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Dated:	Signature of Stockholder

PLEASE PRINT NAME

Sign exactly as your name(s) appears on your stock certificate(s).  A corporation is requested to sign its name by its President or other authorized officer, with the office held designated.  Executors, administrators, trustees, etc., are requested to so indicate when signing.  If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting:  Yes  ☐            No  ☐

Number of attendees: _______

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING.  PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

PLEASE RETURN THIS PROXY CARD TO:

Telanetix, Inc.
11201 SE 8th St. Suite #200
Bellevue, Washington 98004